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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08547

                          Pioneer Independence Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2004 through December 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


item 1.REPORTS TO SHAREOWNERS.

                                     PIONEER
                             -----------------------
                                  INDEPENDENCE
                                      FUND



                                     Annual
                                     Report

                                    12/31/04



                                     [Logo]
                                     PIONEER
                                 Investments(R)


Table of Contents
--------------------------------------------------------------------------------
Letter to Shareowners                                            1
Portfolio Summary                                                2
Performance Update                                               3
Comparing Ongoing Fund Expenses                                  4
Portfolio Management Discussion                                  6
Schedule of Investments                                          9
Financial Statements                                            14
Notes to Financial Statements                                   18
Trustees, Officers and Service Providers                        23
Report of Independent Registered Public Accounting Firm         30
Retirement Plans from Pioneer                                   31
Programs and Services for Pioneer Shareowners                   33



Pioneer receives a creation and sales charge as compensation for its services and costs in creating the plans and arranging for their administration, for making fund shares available to you at their net asset value and for certain selling expenses and commissions with respect to the plans. The custodian deducts this charge from each of your first 12 monthly plan investments. If, however, you withdraw part of your investment or terminate your plan before making the first 12 investments in your plan, you will probably lose money because of the creation and sales charge. If you terminate your plan after 18 months, the creation and sales charge may amount to as much as 31.6% of your plan investments. You should therefore consider a plan a long-term investment.

On October 5, 2004, the U.S. House of Representatives passed the Military Personnel Financial Services Protection Act, which would not allow the future issuance and sale of periodic investment plans. On October 6, 2004, a companion bill was proposed in the U.S. Senate and referred to the Senate Committee on Banking, Housing and Urban Affairs. Although both bills expired without further action at the end of 2004, similar legislation may be introduced in 2005. As drafted, this proposed legislation would not alter the rights of existing plan owners.

Pioneer Independence Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/04
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------
After three calendar quarters of listless performance, U.S. equity markets improved strongly late in the year. Anxiety over energy prices, international tensions and the falling American dollar had held the markets back, but uneasiness about the presidential election was the principal source of investor hesitation. The election went smoothly, the result was decisive, and the ensuing rally pushed major indices into the black for the second year running. However, returns trailed 2003's levels. Small capitalization companies outperformed large-cap issues for the sixth consecutive year. Markets overseas were generally buoyant: commodity-rich nations saw surging demand for copper, iron ore, lumber and other materials, with much of their output destined to feed China's vast economic appetite.

Bond investors focused on longer-term issues. Reflecting the risk preference that favored small-cap stocks, high-yield bonds were the strongest performers, while higher quality issues, including U.S. Treasury issues, scored more modest gains. Municipal bond returns were generally favorable as well; economic growth spurred rising tax revenues, putting many issuers into surplus for the first time in years.

A measured pace of growth seems in store for the U.S. economy, which generated
2.2 million jobs after years of employment declines. By the end of September, the economy had tallied 12 positive quarters, and the nation's annualized growth rate stood at a respectable four percent. We believe this rate of expansion is enough to sustain growth without provoking the Federal Reserve Board into aggressive interest rate hikes aimed at calming inflation.

New investment choices

Pioneer Investment Management recently acquired twenty-two former Safeco mutual funds. After merging some Safeco offerings into existing Pioneer funds with similar goals and strategies, Pioneer now offers seven new products, including municipal bond funds and funds focused on growth. The transaction underscores Pioneer's growing presence in the ranks of major U.S. management firms and significantly broadens the investment options available to you. A conversation with your investment professional will help you understand how these new funds may enhance your portfolio diversification and fit in with your long-range goals.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.



Respectfully,

/s/Osbert M. Hood
President
Pioneer Investment Management, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/04
--------------------------------------------------------------------------------


Portfolio Diversification
--------------------------------------------------------------------------------

(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Temporary Cash Investment                                        2.7%
Depositary Receipts for International Stocks                     7.5%
U.S. Common Stocks                                              89.8%

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Energy                                                           1.7%
Utilities                                                        1.9%
Consumer Staples                                                 3.1%
Telecommunication Services                                       4.7%
Industrials                                                      7.8%
Materials                                                       10.7%
Health Care                                                     11.1%
Consumer Discretionary                                          13.8%
Financials                                                      16.8%
Information Technology                                          28.4%

10 Largest Holdings
--------------------------------------------------------------------------------

(As a percentage of equity holdings)*


1.   Veritas Software Corp.     5.12%      6.    Tyco International, Ltd.      3.80%
2.   Microsoft Corp.            4.24       7.    Citigroup, Inc.               3.80
3.   IVAX Corp.                 4.23       8.    Vodafone Group Plc (A.D.R.)   3.67
4.   Pfizer, Inc.               4.11       9.    Goldman Sachs Group, Inc.     3.42
5.   Freeport-McMoRan Copper    3.82      10.    Sandisk Corp.                 3.32
     & Gold, Inc. (Class B)

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Independence Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share    12/31/04     12/31/03
                             $12.16       $11.11


Distributions per Share               Short-Term      Long-Term
(1/1/04 - 12/31/04)       Dividends   Capital Gains   Capital Gains
                          $0.0084     $  -            $  -


Investment Returns
--------------------------------------------------------------------------------
The following chart shows the change in value of an investment made in Pioneer Independence Fund, compared to that of the growth of the Russell 1000 Index.


Average Annual Total Returns
(As of December 31, 2004)

                   Net Asset    Public Offering
Period               Value        Price (POP)
Life-of-Fund
(3/16/98)             4.44%         -5.68%
5 Years               2.38         -10.87
1 Year                9.53         -45.24



Value of $10,000 Investment

Mar-98            10,000            10,000
                   9,693            11,204
                  11,910            13,548
Dec-00            13,743            12,495
                  12,113            10,939
 2-Dec             9,426             8,571
                  12,235            11,133
 4-Dec            13,400            12,401


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
POP performance reflects plan sales charge of 50% on each of the first 12 plan investments. See the Independence Plan's prospectus for details.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins 3/31/98. The Russell 1000 Index measures the performance of large-cap U.S. stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Pioneer Independence Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Independence Fund

Based on actual returns from July 1, 2004 through December 31, 2004


--------------------------------------------------------------------------------
Beginning Account Value                                           $1,000.00
On (7/1/04)
Ending Account Value                                              $1,062.78
On (12/31/04)
Expenses Paid During Period*                                      $    7.72



* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Independence Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Independence Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004


--------------------------------------------------------------------------------
Beginning Account Value                                          $1,000.00
On (7/1/04)
Ending Account Value                                             $1,017.60
On (12/31/04)
Expenses Paid During Period*                                     $    7.55



* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------


Day-to-day investment decisions for Pioneer Independence Fund are the responsibility of Andrew Acheson, a vice president at Pioneer. In the following pages he reviews 2004's shifting investment background and describes the strategies he and his team employed. Securities in Independence Fund's portfolio are largely chosen from the issues that Pioneer's other investment professionals have selected for the funds that they manage.


Q.   Please describe the investment background.


A. The markets began the year promisingly, turned volatile and directionless for several months, then closed the year on an upbeat note. After a short-lived extension of the 2003 rally, prices headed lower as near-daily increases in oil prices threatened to short-circuit the economic expansion. The presidential election season brought further uncertainty, and escalating violence in Iraq added to investor concerns.

    Meanwhile, the year's economic news was generally favorable. GDP growth, the broadest measure of business activity, remained strong, while employment gains were generally respectable. The rally that began in October got a boost from the drop in oil prices and the decisive election outcome, and equity prices moved higher for the balance of the year.


Q.   How did the Fund perform against that volatile background?


A. After outperforming its benchmark, the Russell 1000 Index, early in the year, the Fund lagged the index until regaining some lost ground in the fourth quarter. For the twelve months ended December 31, 2004, Independence Fund's 9.53% total return, calculated at net asset value, trailed the Index's return of 11.40% for the same period. Although our bottom-up investment style is based on stock selection, resulting weightings in some sectors were largely responsible for the Fund's relative underperformance.

     The performance data quoted represents past performance, which is no guarentee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, maybe worth more or less than their original cost.

Q. What were some of the holdings that contributed to performance over the last twelve months?

A. We were overweight in the sluggish technology sector, but good stock selection produced a net benefit to the Fund. Earlier success in selling, then repurchasing shares of Veritas Software

Pioneer Independence Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     resulted in further gains when Symantec, makers of the Norton software brand, announced plans to buy Veritas. However, industry-wide buildups of semiconductor inventories caused a decline in Taiwan Semiconductor, the world's largest chip-making foundry. The same conditions led us to eliminate shares of Intel, the leading chip marketer.

     We trimmed our position in Apple Computer as brisk sales of its iPod music storage devices drove shares higher. Apple hopes that the iPod's huge success will encourage computer buyers to switch to Macintosh computers as well. In telecommunications, our purchase of AT&T Wireless at low valuations was rewarded when Cingular acquired the shares early last year.

     J.C. Penney rose after selling its Eckerd drug division, and operating results within its core department store business were better than expected. But Family Dollar Stores declined as high gasoline and home-heating prices impacted the lower-end consumers it targets. We retained our holdings in this well-managed company.

     In industrials, Tyco, one of the Fund's largest holdings at year-end, continued its transformation from regulatory target to a successful operating conglomerate. And despite periods of volatility, Phelps Dodge moved higher as demand for copper continued to outstrip supply.

     Weighting among financial issues was about in line with the index, and successful stock selection led to favorable results. We took profits in mortgage originator Countrywide Financial as valuations rose. We were also concerned about Countrywide's ability to generate earnings growth in the future.

Q.   What were some of the period's disappointments?

A. Our energy holdings performed well, but their impact on performance was muted because of our underweight exposure. Late in the year, we sold Transocean and some other drillers after a long rise.

     Similarly in manufacturing, our stocks did better than the benchmark sector, but our weighting was on the light side. In particular, relative returns suffered from the absence of General Electric, which had a good year. We also realized losses in conglomerate SPX, which we sold because our research raised questions about

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04                           (continued)
--------------------------------------------------------------------------------


     its operating margins and other matters.

     Results were disappointing in health care, with the drop in Pfizer a major detractor. Adverse publicity will dramatically impede sales of Celebrex, Pfizer's arthritis relief formulation. Ivax, makers of branded and generic pharmaceuticals, also declined. After meeting with company management, we were satisfied that Ivax's underlying business was doing well, and we added to holdings when the price declined.

     The Fund's worst performers were Sandisk and Lexar, makers of USB flash drives and other memory devices. With cutthroat price competition having largely abated, both stocks now appear to offer attractive potential.

Q.   What is your outlook for the months ahead?

A. We think that the U.S. economy will expand at about the same rate as last year. We are not as concerned over the dollar's weakness as some, but oil prices remain a possible threat to the expansion. Limited spare production capacity makes oil supplies vulnerable to unexpected disruptions.

     We believe that corporate profits should also continue to grow, but at a slower rate because last year's increases came atop the slack conditions of 2003. Dividend increases and stock buybacks, two factors that are attractive to investors, are becoming more frequent. In addition, corporate cash flows are strong and debt levels are shrinking, which should permit companies to ratchet up the slow pace of capital expenditures while bolstering their balance sheets. We have made few changes in the portfolio's overall positioning. Reflecting our generally optimistic view, we are maintaining an overweight stance in consumer discretionary stocks as well as metals producers.

     The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Independence Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------


   Shares                                                                  Value
              COMMON STOCKS - 99.6%
              Energy - 1.7%
              Integrated Oil & Gas - 0.9%
  51,500      Exxon Mobil Corp.                                      $ 2,639,890
                                                                     -----------
              Oil & Gas Drilling - 0.8%
  76,000      ENSCO International, Inc.                              $ 2,412,240
                                                                     -----------
              Total Energy                                           $ 5,052,130
                                                                     -----------
              Materials - 10.7%
              Commodity Chemicals - 1.0%
  67,900      Praxair, Inc.                                          $ 2,997,785
                                                                     -----------
              Diversified Metals & Mining - 7.2%
 289,900      Freeport-McMoRan Copper & Gold, Inc. (Class B) (b)     $11,082,877
  86,100      Phelps Dodge Corp.                                       8,517,012
  10,600      Rio Tinto Plc (A.D.R.)                                   1,263,626
                                                                     -----------
                                                                     $20,863,515
                                                                     -----------
              Metal & Glass Containers - 2.5%
 163,500      Ball Corp.                                             $ 7,190,730
                                                                     -----------
              Total Materials                                        $31,052,030
                                                                     -----------
              Capital Goods - 7.8%
              Aerospace & Defense - 0.4%
  25,000      Boeing Co.                                             $ 1,294,250
                                                                     -----------
              Industrial Conglomerates - 7.4%
 106,500      American Standard Co., Inc.*                           $ 4,400,580
 308,800      Tyco International, Ltd.                                11,036,512
  58,200      United Technologies Corp.                                6,014,970
                                                                     -----------
                                                                     $21,452,062
                                                                     -----------
              Total Capital Goods                                    $22,746,312
                                                                     -----------
              Automobiles & Components - 1.3%
              Automobile Manufacturers - 1.3%
 250,000      Ford Motor Corp.                                       $ 3,660,000
                                                                     -----------
              Total Automobiles & Components                         $ 3,660,000
                                                                     -----------
              Media - 6.6%
              Broadcasting & Cable Television - 3.4%
 772,300      Liberty Media Corp.*                                   $ 8,479,854


The accompanying notes are an integral part of these financial statements.    9

Pioneer Independence Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------


   Shares                                                          Value
              Broadcasting & Cable Television (continued)
  31,538      Liberty Media International, Inc.*             $ 1,458,002
                                                             -----------
                                                             $ 9,937,856
                                                             -----------
              Movies & Entertainment - 3.2%
 221,600      The Walt Disney Co.                            $ 6,160,480
 168,000      Time Warner, Inc.*                               3,265,920
                                                             -----------
                                                             $ 9,426,400
                                                             -----------
              Total Media                                    $19,364,256
                                                             -----------
              Retailing - 5.8%
              Catalog Retail - 0.7%
  44,600      Amazon.Com, Inc.*(b)                           $ 1,975,334
                                                             -----------
              Computer & Electronics Retail - 0.9%
  81,300      Radioshack Corp.                               $ 2,673,144
                                                             -----------
              Department Stores - 2.2%
 155,300      J.C. Penney Co., Inc.                          $ 6,429,420
                                                             -----------
              General Merchandise Stores - 0.5%
  45,100      Family Dollar Stores, Inc.                     $ 1,408,473
                                                             -----------
              Internet Retail - 1.5%
  37,600      eBAY, Inc.*                                    $ 4,372,128
                                                             -----------
              Total Retailing                                $16,858,499
                                                             -----------
              Food & Drug Retailing - 1.4%
              Drug Retail - 1.0%
  73,600      Walgreen Co.                                   $ 2,824,032
                                                             -----------
              Food Retail - 0.4%
  18,000      Nestle SA (A.D.R.)                             $ 1,185,188
                                                             -----------
              Total Food & Drug Retailing                    $ 4,009,220
                                                             -----------
              Food, Beverage & Tobacco - 0.9%
              Soft Drinks - 0.9%
  50,000      PepsiCo, Inc.                                  $ 2,610,000
                                                             -----------
              Total Food, Beverage & Tobacco                 $ 2,610,000
                                                             -----------
              Household & Personal Products - 0.8%
              Household Products - 0.8%
  47,700      Colgate-Palmolive Co.                          $ 2,440,332
                                                             -----------
              Total Household & Personal Products            $ 2,440,332
                                                             -----------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Shares                                                        Value
              Pharmaceuticals & Biotechnology - 11.1%
              Biotechnology - 2.8%
 125,450      Amgen, Inc.*                                 $ 8,047,618
                                                           -----------
              Pharmaceuticals - 8.3%
 775,625      IVAX Corp.*(b)                               $12,270,388
 443,380      Pfizer, Inc.                                  11,922,488
                                                           -----------
                                                           $24,192,876
                                                           -----------
              Total Pharmaceuticals & Biotechnology        $32,240,494
                                                           -----------
              Banks - 4.8%
              Diversified Banks - 2.7%
 167,800      Bank of America Corp.                        $ 7,884,922
                                                           -----------
              Thrifts & Mortgage Finance - 2.1%
  83,600      Freddie Mac                                  $ 6,161,320
                                                           -----------
              Total Banks                                  $14,046,242
                                                           -----------
              Diversified Financials - 11.4%
              Consumer Finance - 1.2%
  64,100      American Express Co.                         $ 3,613,317
                                                           -----------
              Diversified Capital Markets - 3.0%
 221,200      J.P. Morgan Chase & Co.                      $ 8,629,012
                                                           -----------
              Investment Banking & Brokerage - 3.4%
  95,400      Goldman Sachs Group, Inc.                    $ 9,925,416
                                                           -----------
              Diversified Financial Services - 3.8%
 229,000      Citigroup, Inc.                              $11,033,220
                                                           -----------
              Total Diversified Financials                 $33,200,965
                                                           -----------
              Insurance - 0.5%
              Property & Casualty Insurance - 0.5%
     500      Berkshire Hathaway, Inc. (Class B)*          $ 1,468,000
                                                           -----------
              Total Insurance                              $ 1,468,000
                                                           -----------
              Software & Services - 13.2%
              Application Software - 11.6%
  46,400      Check Point Software Technologies, Ltd.*     $ 1,142,831
 460,800      Microsoft Corp.                               12,307,968
 215,200      Symantec Corp.*                                5,543,552
 519,900      Veritas Software Corp.*                       14,843,145
                                                           -----------
                                                           $33,837,496
                                                           -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Independence Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------


   Shares                                                               Value
              Data Processing & Outsourced Services - 0.4%
  24,600      Automatic Data Processing, Inc.                     $ 1,091,010
                                                                  -----------
              Home Entertainment Software - 1.2%
 104,500      Take-Two Interactive Software, Inc.*                $ 3,635,555
                                                                  -----------
              Total Software & Services                           $38,564,061
                                                                  -----------
              Technology Hardware & Equipment - 11.4%
              Networking Equipment - 0.4%
  33,350      Network Appliance, Inc.*                            $ 1,107,887
                                                                  -----------
              Communications Equipment - 1.2%
 206,500      Avaya, Inc.*                                        $ 3,551,800
                                                                  -----------
              Computer Hardware - 2.3%
  34,650      Apple Computer, Inc.*                               $ 2,231,460
 103,300      Dell, Inc.*                                           4,353,062
                                                                  -----------
                                                                  $ 6,584,522
                                                                  -----------
              Computer Storage & Peripherals - 7.5%
 624,700      EMC Corp.*                                          $ 9,289,289
 392,000      Lexar Media, Inc.*(b)                                 3,073,280
 386,250      Sandisk Corp.*                                        9,644,663
                                                                  -----------
                                                                  $22,007,232
                                                                  -----------
              Total Technology Hardware & Equipment               $33,251,441
                                                                  -----------
              Semiconductors - 3.6%
              Semiconductor Equipment - 0.5%
  79,600      Applied Materials, Inc.*                            $ 1,361,160
                                                                  -----------
              Semiconductors - 3.1%
  27,700      Linear Technology Corp.                             $ 1,073,651
 940,133      Taiwan Semiconductor Manufacturing Co. (A.D.R.)       7,981,729
                                                                  -----------
                                                                  $ 9,055,380
                                                                  -----------
              Total Semiconductors                                $10,416,540
                                                                  -----------
              Telecommunication Services - 4.7%
              Integrated Telecommunication Services - 1.1%
  93,600      France Telecom SA (A.D.R.)                          $ 3,096,288
                                                                  -----------
              Wireless Telecommunication Services - 3.6%
 389,300      Vodafone Group Plc (A.D.R.)                         $10,659,034
                                                                  -----------
              Total Telecommunication Services                    $13,755,322
                                                                  -----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


   Shares                                                           Value
              Utilities - 1.9%
              Electric Utilities - 1.9%
  274,400     Allegheny Energy, Inc.*(b)                     $  5,408,424
                                                             ------------
              Total Utilities                                $  5,408,424
                                                             ------------
              TOTAL COMMON STOCKS
              (Cost $252,415,181)                            $290,144,268
                                                             ------------
              TEMPORARY CASH INVESTMENT - 2.8%
              Security Lending Collateral - 2.8%
8,196,845     Securities Lending Investment Fund, 2.18%      $  8,196,845
                                                             ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $8,196,845)                              $  8,196,845
                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES - 102.4%
              (Cost $260,612,026) (a)                        $298,341,113
                                                             ------------
              OTHER ASSETS AND LIABILITIES - (2.4)%          $ (7,023,633)
                                                             ------------
              TOTAL NET ASSETS - 100.0%                      $291,317,480
                                                             ------------



 *         Non-income producing security

(A.D.R.)   American Depositary Receipt

(a)        At December 31, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $261,115,376 was as follows:
           Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost                $ 42,054,872
           Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value                  (4,829,135)
                                                                           ------------
           Net unrealized gain                                            $ 37,225,737
                                                                           ------------
(b)        At December 31, 2004, the following securities were out on loan:


                                                                         Market
     Shares                           Security                           Value
     ------                           --------                           ------
      113,700     Allegheny Energy, Inc. *                           $2,241,027
       42,300     Amazon.Com, Inc. *                                  1,873,467
        7,715     Freeport-McMoRan Copper & Gold, Inc. (Class B)        294,944
       29,940     IVAX Corp. *                                          473,651
      360,400     Lexar Media, Inc. *                                 2,825,536
                                                                     ----------
                  Total                                              $7,708,625
                                                                     ----------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2004 aggregated $290,548,135 and $211,771,153, respectively.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Independence Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (including securities loaned of
   $7,708,625) (cost $260,612,026)                            $298,341,113
  Cash                                                           1,429,563
  Receivables -
   Fund shares sold                                                 53,262
   Dividends, interest and foreign taxes withheld                  200,602
  Other                                                              7,434
                                                              ------------
     Total assets                                             $300,031,974
                                                              ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                    $     53,532
   Upon return of securities loaned                              8,196,845
  Due to affiliates                                                395,219
  Accrued expenses                                                  68,898
                                                              ------------
     Total liabilities                                        $  8,714,494
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $249,762,868
  Accumulated net realized gain on investments                   3,825,525
  Net unrealized gain on investments                            37,729,087
                                                              ------------
     Total net assets                                         $291,317,480
                                                              ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Based on $291,317,480/23,955,347 shares                     $      12.16
                                                              ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/04


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $47,412)        $3,538,477
  Interest                                                        90,727
  Income from securities loaned, net                              12,531
                                                              ----------
     Total investment income                                                  $ 3,641,735
                                                                              ------------
EXPENSES:
  Management fees                                             $1,752,917
  Transfer agent fees and expenses                             2,048,512
  Distribution fees                                              584,299
  Administrative Reimbursements                                   45,027
  Custodian fees                                                  22,664
  Registration fees                                               17,303
  Professional fees                                               68,930
  Printing Expense                                                41,688
  Fees and expenses of nonaffiliated trustees                      4,586
  Miscellaneous                                                    6,977
                                                              ----------
     Total expenses                                                           $ 4,592,903
     Less management fees waived and expenses reim-
       bursed by Pioneer Investment Management, Inc.                           (1,082,488)
     Less fees paid indirectly                                                     (3,661)
                                                                              ------------
     Net expenses                                                             $ 3,506,754
                                                                              ------------
       Net investment income                                                  $   134,981
                                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain investments                                               $13,620,585
  Change in net unrealized gain on investments                                 10,712,104
                                                                              ------------
     Net gain on investments                                                  $24,332,689
                                                                              ------------
     Net increase in net assets resulting from operations                     $24,467,670
                                                                              ------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Independence Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 12/31/04 and 12/31/03, respectively


                                                         Year Ended        Year Ended
                                                          12/31/04          12/31/03
FROM OPERATIONS:
Net investment income (loss)                          $    134,981       $   (432,912)
Net realized gain on investments                        13,620,585          2,996,926
Change in net unrealized gain on investments            10,712,104         33,971,436
                                                      -------------      ------------
   Net increase in net assets resulting from
     operations                                       $ 24,467,670         36,535,450
                                                      -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   ($0.01 and $0.00 per share, respectively)          $   (201,409)                 -
                                                      -------------      ------------
     Total distributions to shareowners               $   (201,409)                 -
                                                      -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $ 92,416,334       $ 73,057,673
Reinvestment of distributions                              200,422                  -
Cost of shares repurchased                             (14,966,647)        (6,903,850)
                                                      -------------      ------------
   Net increase in net assets resulting from
     Fund share transactions                          $ 77,650,109       $ 66,153,823
                                                      -------------      ------------
   Net increase in net assets                         $101,916,370       $102,689,273
                                                      -------------      ------------
NET ASSETS:
Beginning of year                                     $189,401,110       $ 86,711,837
                                                      -------------      ------------
End of year (including accumulated net investment
  loss of ($0) and $0, respectively)                  $291,317,480       $189,401,110
                                                      -------------      ------------


                                  `04 Shares      `04 Amount      `03 Shares   `03 Amount
Shares sold                         8,217,290    $  92,416,334    7,626,051    $ 73,057,673
Reinvestment of distributions          16,730          200,422            -               -
Less shares repurchased            (1,324,706)     (14,966,647)    (705,367)     (6,903,850)
                                   ----------    -------------    ---------    ------------
   Net increase                     6,909,314    $  77,650,109    6,920,684    $ 66,153,823
                                   ----------    -------------    ---------    ------------

16    The accompanying notes are an integral part of these financial statements.


Pioneer Independence Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year          Year          Year          Year         Year
                                                                   Ended        Ended         Ended         Ended        Ended
                                                                 12/31/04      12/31/03      12/31/02      12/31/01     12/31/00
Net asset value, beginning of period                             $ 11.11       $  8.56      $  11.00      $  12.48      $ 11.36
                                                                 -------       -------      --------      --------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.01       $ (0.03)     $  (0.01)     $  (0.01)     $ (0.03)
 Net realized and unrealized gain (loss) on investments             1.05          2.58         (2.43)        (1.47)        1.77
                                                                 -------       -------      --------      --------      -------
   Net increase (decrease) from investment operations            $  1.06       $  2.55      $  (2.44)     $  (1.48)     $  1.74
Distributions to shareowners:
 Net investment income                                             (0.01)            -             -             -            -
 Net realized gain                                                     -             -             -             -        (0.62)
                                                                 -------       -------      --------      --------      -------
Net increase (decrease) in net asset value                       $  1.05       $  2.55      $  (2.44)     $  (1.48)     $  1.12
                                                                 -------       -------      --------      --------      -------
Net asset value, end of period                                   $ 12.16       $ 11.11      $   8.56      $  11.00      $ 12.48
                                                                 -------       -------      --------      --------      -------
Total return*                                                       9.53%        29.79%       (22.18)%      (11.86)%      15.38%
Ratio of net expenses to average net assets+                        1.50%         1.50%         1.50%         1.46%        1.48%
Ratio of net investment income (loss) to average net assets+        0.06%        (0.32)%       (0.11)%       (0.10)%      (0.35)%
Portfolio turnover rate                                               93%           89%           53%           75%          98%
Net assets, end of period (in thousands)                         $291,317      $189,401     $ 86,712      $ 55,684      $30,256
Ratios with no waiver of management fees and assumption of
expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.96%         2.09%         2.65%         3.34%        3.76%
 Net investment loss                                               (0.40)%       (0.90)%       (1.26)%       (1.98)%      (2.63)%
Ratios with waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.50%         1.50%         1.50%         1.46%        1.46%
 Net investment income (loss)                                       0.06%        (0.32)%       (0.11)%       (0.10)%      (0.33)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Independence Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). The investment objective of the Fund is to seek capital appreciation.


The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of it's financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day that the New York Stock Exchange (NYSE) is open, as of the close of the regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value

Pioneer Independence Fund

    the security. At December 31, 2004, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


    The tax character of distributions paid during the years ended December 31, 2004 and 2003 were as follows.



                                              2004                2003
--------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income                            $201,409            $     --
 Long-term capital gain                           --                  --
                                            --------            --------
                                            $201,409            $     --
 Return of capital                                --                  --
                                            --------            --------
 Total                                      $201,409            $     --
--------------------------------------------------------------------------------

Pioneer Independence Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------


    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.



                                                                 2004
--------------------------------------------------------------------------------
Undistributed ordinary income                                 $         -
Undistributed long-term gain                                    4,328,875
Unrealized appreciation                                        37,225,737
                                                              -----------
  Total                                                       $41,554,612
                                                              -----------
--------------------------------------------------------------------------------


    The difference between book-basis and tax-basis unrealized apprecia tion is primarily attributable to the tax deferral of losses on wash sales.


    At December 31, 2004, the Fund reclassified $66,428 to decrease accumulated net investment loss, $63,993 to decrease accumulated net realized gain on investments and $2,435 to decrease paid-in capital to reflect permanent book-tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded as of the ex-dividend date.

D.  Repurchase Agreements


    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Independence Fund

E.  Security Lending


    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.


2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets. PIM has voluntarily agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets. This agreement is temporary and may be terminated or revised by PIM at any time without notice.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2004, $56,086 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $276,733 in transfer agent fees payable to PIMSS at December 31, 2004.

Pioneer Independence Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

4.  Distribution Plan

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures for services. Included in due to affiliates is $62,400 in distribution fees payable to PFD at December 31, 2004.



5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2004, the Fund's expenses were reduced by $3,661 under such arrangements.

Pioneer Independence Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 74 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.


Pioneer Independence Fund
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------

                          Positions Held
Name and Age              With the Fund             Term of Office
John F. Cogan, Jr. (78)*  Chairman of the Board,    Serves until
                          Trustee and President     successor trustee is
                                                    elected or earlier
                                                    retirement or
                                                    removal

*    Mr. Cogan is an Interested Trustee because he is an officer or director of
     Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------
Osbert M. Hood (52)**     Trustee and               Serves until
                          Executive Vice President  successor trustee is
                                                    elected or earlier
                                                    retirement or
                                                    removal

**   Mr. Hood is an Interested Trustee because he is an officer or director of
     Pioneer and certain of its affiliates.
----------------------------------------------------------------------------------------------------------
                                                                                  Other Directorships Held
Name and Age              Principal Occupation During Past Five Years             by this Trustee
John F. Cogan, Jr. (78)*  Trustee and President serves until retirement           Director of Harbor
                          or removal; Deputy Chairman and a Director of           Global Company, Ltd.
                          Pioneer Global Asset Management S.p.A. ("PGAM");
                          Non-Executive Chairman and a Director of Pioneer
                          Investment Management USA Inc. ("PIM-USA"); Chairman
                          and a Director of Pioneer; Director of Pioneer
                          Alternative Investment Management Limited (Dublin);
                          President and a Director of Pioneer Alternative
                          Investment Management (Bermuda) Limited and
                          affiliated funds; President and Director of Pioneer
                          Funds Distributor, Inc. ("PFD"); President of all of
                          the Pioneer Funds; and Of Counsel (since 2000,
                          partner prior to 2000), Wilmer Cutler Pickering Hale
                          and Dorr LLP (counsel to PIM-USA and the Pioneer Funds.
----------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**     President and Chief Executive Officer, PIM-USA since    None
                          May 2003 (Director since January 2001); President and
                          Director of Pioneer since May 2003; Chairman and
                          Director of Pioneer Investment Management Shareholder
                          Services, Inc. ("PIMSS") since May 2003; Executive Vice
                          President of all of the Pioneer Funds since June 2003;
                          Executive Vice President and Chief Operating Officer
                          of PIM-USA, November 2000 to May 2003; Executive Vice
                          President, Chief Financial Officer and Treasurer, John
                          Hancock Advisers, L.L.C., Boston, MA November 1999 to
                          November 2000; Senior Vice President and Chief Financial
                          Officer, John Hancock Advisers, L.L.C., April 1997 to
                          November 1999.
----------------------------------------------------------------------------------------------------------



Pioneer Independence Fund
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------
                               Positions Held
Name and Age                   With the Fund         Term of Office
David R. Bock **(61)           Trustee since 2005.   Serves until a
3050 K. Street NW,                                   successor trustee is
Washington, DC 20007                                 elected or earlier
                                                     retirement or removal.

**   Mr. Bock became a Trustee of the Fund on January 1, 2005.
-------------------------------------------------------------------------------
Mary K. Bush (56)              Trustee since 1998.   Serves until
3509 Woodbine Street,                                successor trustee
Chevy Chase, MD 20815                                is elected or earlier
                                                     retirement or removal
-------------------------------------------------------------------------------
Margaret B.W. Graham (57)      Trustee since 1998.   Serves until
1001 Sherbrooke Street West,                         successor trustee
Montreal, Quebec, Canada                             is elected or earlier
H3A 1G5                                              retirement or removal
-------------------------------------------------------------------------------

Pioneer Independence Fund
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                  by this Trustee
David R. Bock **(61)           Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001-present); Managing Partner, Federal City Capital       Company (privately-held
                               Advisors (boutique merchant bank)(1995-2000; 2002 to         affordable housing
                               2004); Executive Vice President and Chief Financial          finance company);
                               Officer, Pedestal Inc. (internet-based mortgage trading      Director of New York
                               company) (2000-2002)                                         Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
** Mr. Bock became a Trustee of the Fund on January 1, 2005.
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm)                                               Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated
                                                                                            material products
                                                                                            manufacturer),
                                                                                            Millennium Chemicals,
                                                                                            Inc. (commodity
                                                                                            chemicals), Mortgage
                                                                                            Guaranty Insurance
                                                                                            Corporation, and R.J.
                                                                                            Reynolds Tobacco
                                                                                            Holdings, Inc. (tobacco)
-----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (57)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Professor of Management, Faculty of Management,
Montreal, Quebec, Canada       McGill University
H3A 1G5
-----------------------------------------------------------------------------------------------------------------------


Pioneer Independence Fund
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------

                                Positions Held
Name and Age                    With the Fund         Term of Office
Marguerite A. Piret (56)        Trustee since 1998.   Serves until
One Boston Place, 28th Floor,                         successor trustee
Boston, MA 02108                                      is elected or earlier
                                                      retirement or removal
-------------------------------------------------------------------------------
Stephen K. West (76)            Trustee since 1998.   Serves until
125 Broad Street,                                     successor trustee
New York, NY 10004                                    is elected or earlier
                                                      retirement or removal
-------------------------------------------------------------------------------
John Winthrop (68)              Trustee since 1998.   Serves until
One North Adgers Wharf,                               successor trustee
Charleston, SC 29401                                  is elected or earlier
                                                      retirement or removal
-------------------------------------------------------------------------------

Pioneer Independence Fund
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships Held
Name and Age                    Principal Occupation During Past Five Years               by this Trustee
Marguerite A. Piret (56)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
One Boston Place, 28th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02108                                                                          (closed-end investment
                                                                                          company)
--------------------------------------------------------------------------------------------------------------------
Stephen K. West (76)            Senior Counsel, Sullivan & Cromwell (law firm)            Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company) and
                                                                                          AMVESCAP PLC
                                                                                          (investment managers)
--------------------------------------------------------------------------------------------------------------------
John Winthrop (68)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm)
Charleston, SC 29401
--------------------------------------------------------------------------------------------------------------------

Pioneer Independence Fund
-------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------

                             Positions Held
Name and Age                 With the Fund         Term of Office
Dorothy E. Bourassa (57)     Secretary             Serves at the discretion
                                                   of the Board
-------------------------------------------------------------------------------
Christopher J. Kelley (40)   Assistant Secretary   Serves at the discretion
                                                   of the Board
-------------------------------------------------------------------------------
David C. Phelan (47)         Assistant Secretary   Serves at the discretion
                                                   of the Board
-------------------------------------------------------------------------------
Vincent Nave (59)            Treasurer             Serves at the discretion
                                                   of the Board
-------------------------------------------------------------------------------
Pioneer Independence Fund
-------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------
                                                                                     Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years             by this Officer
Dorothy E. Bourassa (57)     Secretary of PIM-USA; Senior Vice President - Legal     None
                             of Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries since October 2000; Secretary of all of
                             the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003);
                             and Senior Counsel, Assistant Vice President and
                             Director of Compliance of PIM-USA from April 1998
                             through October 2000
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40)   Assistant Vice President and Senior Counsel of          None
                             Pioneer since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General
                             Counsel of Funds Distributor, Inc. (July 2000 to April
                             2001; Vice President and Associate General Counsel
                             from July 1996 to July 2000); Assistant Secretary of
                             all Pioneer Funds since September 2003
--------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP;     None
                             Assistant Secretary of all Pioneer Funds since
                             September 2003
--------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)            Vice President-Fund Accounting, Administration and      None
                             Custody Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds (Assistant Treasurer from June
                             1999 to November 2000)
--------------------------------------------------------------------------------------------------------------------


Pioneer Independence Fund
-------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------

                              Positions Held
Name and Age                  With the Fund         Term of Office
Mark E. Bradley (45)          Assistant Treasurer   Serves at the discretion
                                                    of the Board
-------------------------------------------------------------------------------
Luis I. Presutti (39)         Assistant Treasurer   Serves at the discretion
                                                    of the Board
-------------------------------------------------------------------------------
Gary Sullivan (46)            Assistant Treasurer   Serves at the discretion
                                                    of the Board
-------------------------------------------------------------------------------
Katharine Kim Sullivan (31)   Assistant Treasurer   Serves at the discretion
                                                    of the Board
-------------------------------------------------------------------------------


Pioneer Independence Fund
--------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
-----------------------------------------------------------------------------------------------------------------
                                                                                     Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years            by this Officer
Mark E. Bradley (45)          Deputy Treasurer of Pioneer since 2004; Treasurer      None
                              and Senior Vice President, CDC IXIS Asset
                              Management Services from 2002 to 2003; Assistant
                              Treasurer and Vice President, MFS Investment
                              Management from 1997 to 2002; and Assistant
                              Treasurer of all of the Pioneer Funds since
                              November 2004
-----------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)         Assistant Vice President - Fund Accounting,            None
                              Administration and Custody Services of Pioneer; and
                              Assistant Treasurer of all of the Pioneer Funds since
                              November 2000
-----------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)            Fund Accounting Manager - Fund Accounting,             None
                              Administration and Custody Services of Pioneer; and
                              Assistant Treasurer of all of the Pioneer Funds since
                              May 2002
-----------------------------------------------------------------------------------------------------------------
Katharine Kim Sullivan (31)   Fund Administration Manager - Fund Accounting,         None
                              Administration and Custody Services since June
                              2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank Asset
                              Management); Pioneer Fund Accounting,
                              Administration and Custody Services (Fund Accounting
                              Manager from August 1999 to May 2002, Fund
                              Accounting Services Supervisor from 1997 to July
                              1999); Assistant Treasurer of all Pioneer Funds since
                              September 2003
-----------------------------------------------------------------------------------------------------------------


Pioneer Independence Fund
-------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------
                       Positions Held
Name and Age           With the Fund        Term of Office
Martin J. Wolin (37)   Chief Compliance     Serves at the discretion
                       Officer              of the Board

--------------------------------------------------------------------------------------------------------
                                                                               Other Directorships Held
Name and Age          Principal Occupation During Past Five Years              by this Officer
Martin J. Wolin (37)  Chief Compliance Officer of Pioneer (Director of         None
                      Compliance and Senior Counsel from November 2000
                      to September  2004); Vice President and Associate
                      General Counsel of UAM Fund Services, Inc. (mutual fund
                      administration company) from February 1998 to November
                      2000; and Chief Compliance Officer of all of the
                      Pioneer Funds.
--------------------------------------------------------------------------------------------------------


The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Pioneer Independence Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Independence Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Independence Fund (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                           /s/Ernst & Young LLP


Boston, Massachusetts
February 18, 2005

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------


Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 701/2 earning income. Individuals can contribute up to $4,000, or $4,500 if age 50 or older, annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $4,000, or $4,500 if age 50 or older, a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $14,000 per year, or $18,000 if age 50 or older. In addition, each year the business may contribute up to 25% of pay.

Uni-DB Plan
A full service defined benefit plan for small business owners over age 45 with up to five employees. Annual Employer contributions are required. The plan allows for the maximum deductible contribution up to $170,000 or more.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $14,000, or $18,000 if age 50 or older, per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can defer up to $9,000, or $10,500 if age 50 or older. Employer makes additional required contributions.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER                                      (continued)
--------------------------------------------------------------------------------


403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction. Individuals can generally defer up to $14,000 per year, or $18,000 if age 50 or older.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

o Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Withdrawals of earnings or other taxable amounts are subject to income tax and, if made prior to age 591/2, may be subject to an additional 10% federal tax penalty.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 800-225-6292 or visit www.pioneerfunds.com.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------


Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
This is our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your account number, fund number and our personal identification number (PIN) in hand. If this is your first time using FactFone,(SM) you will need to establish a PIN.

Visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

90-Day Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeemed from your Pioneer account - without paying a sales charge - within 90 days from your redemption. Upon your request, the shares will be reinvested into your choice of any Class A fund with the same registration as the originating account. Please note that you will need to meet fund minimum requirements.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. With this feature, Pioneer will automatically draft a predetermined dollar amount, specified by you, from your bank account and purchase shares into your investments to grow using the dollar-cost averaging approach.

The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

Payroll Investment Program (PIP)
This service enables you to fund your Pioneer investment directly through a payroll deduction. After completing Pioneer's authorization form, your employer will deduct a predetermined dollar amount from your paycheck to be invested at Pioneer. When you invest through payroll, you're putting yourself at the top of the list of those you pay. Many people find that "paying yourself first" is the most sensible way to build a nest egg.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just choose the amounts and dates for Pioneer to sell shares from your original fund and use the proceeds to buy shares of the other funds you have chosen. To establish this service, simply complete a Pioneer Account Options form. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
This service allows you to establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to a designated address or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. Simply complete a Pioneer Account Options form to begin this service.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 800-225-62952 or visit www.pioneerfunds.com.

                           This page for your notes.

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:


Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                             1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                          1-800-225-4321


Retirement plans information                                  1-800-622-0176


Telecommunications Device for the Deaf (TDD)                  1-800-225-1997


Write to us:


PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                             1-800-225-4240


Our internet e-mail address                    ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                     www.pioneerfunds.com



Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.


The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at htpp://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine filing of its Form N-1A, totaled approximately $19,800 in 2004 and approximately $24,100 in 2003. Included in the 2003 fees is an additional billing related to that audit, which was billed after the Funds filing of its N-CSR for the year ended December 31, 2003.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related and Other Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2004 and 2003.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,000 in 2004 and approximately $3,600 in 2003.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related and Other Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2004 and 2003.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's independent auditor, Ernst & Young
LLP ("E&Y"), recently has advised the Securities and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Fund's Board of Trustees that certain non-audit work performed by E&Y's China affiliate has raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Fund's Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Fund's Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. The Committee continues to review the facts and circumstances surrounding the matter, including the issue of whether the monies transferred for employees' taxes were de facto monies due the employees for tax payments rather than monies belonging to UCI.
E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $6,000 in 2004 and $26,900 in 2003. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31, 2004 and 2003, there were no services provided to an affiliate that required the Funds audit committee pre-approval.



ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Independence Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  March 9, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 9, 2005


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 9, 2005

* Print the name and title of each signing officer under his or her signature.